UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 22, 2005
Fauquier Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	000-25805 (Commission File Number)	54-1288193 (I.R.S. Employer Identification No.)
10 Courthouse Square
Warrenton, Virginia 20186
(540) 347-2700
(Address including zip code, and telephone number, including area code, of registrant’s principal executive offices)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On July 22, 2005, Fauquier Bankshares, Inc. issued a press release commenting on second quarter 2005 earnings. A copy of the press release is attached as Exhibit 99.
     The information in this Form 8-K, and the exhibit hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
Exhibit
99	Fauquier Bankshares, Inc. press release dated July 22, 2005
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAUQUIER BANKSHARES, INC. (Registrant)
/s/ Eric P. Graap

Eric P. Graap Senior Vice President and Chief Financial Officer

Date: July 26, 2005

Exhibit Index

Exhibit	Exhibit Description
Number
99	Fauquier Bankshares, Inc. press release dated July 22, 2005